UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 6, 2004
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                                SCAN-OPTICS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

           Delaware                   000-05265               06-0851857
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  (State or other jurisdiction  (Commission File Number)  (I.R.S. Employer
         of incorporation)                               Identification No.)


            169 Progress Drive, Manchester, CT           06040
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         (Address of principal executive offices)     (Zip Code)

   Registrant's telephone number, including area code: (860) 645-7878
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 4.01         Changes in Registrant's Certifying Accountant
                  ---------------------------------------------

         (b) On October 6, 2004, the Audit Committee of the Board of Directors of Scan-Optics, Inc. (the "Company") appointed the accounting firm of UHY LLP to serve as the Company's independent registered public accounting firm, effective for the fiscal year ending December 31, 2004. The Company did not, nor did anyone on its behalf, consult UHY LLP during the Company's two most recent fiscal years and during the subsequent interim period prior to the Company's engagement of UHY LLP regarding the application of accounting principles to a specific completed or proposed transaction, the type of audit opinion that might be rendered on the Company's financial statements or any matter being the subject of a disagreement or a "reportable event" or any other matter described in Item 304(a)(2) of Regulations S-K .

         A copy of the Company's press release announcing the appointment of UHY LLP is attached hereto as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

         (c) Exhibits.

         Exhibit           Description
         -------           -----------
         99.1              Press Release dated October 13, 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                SCAN-OPTICS, INC.

                                By: /s/ Peter. H. Stelling
                                --------------------------
                                Name: Peter H. Stelling
                                Title: Chief Financial Officer, Vice President and Treasurer

Date:  October 13, 2004


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                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------
99.1              Press Release dated October 13, 2004.


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